UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 21, 2024

DOUGLAS ELLIMAN INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-41054			87-2176850
(Commission File Number)			(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard	Miami	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.01 per share	DOUG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

        On August 21, 2024, Douglas Elliman Inc. (the “Company”) held its 2024 annual meeting of stockholders, where stockholders considered and voted upon the following proposals:
Proposal 1: Election of directors.
        Each of the directors nominated was elected based on the following votes:

Nominee	For	Withheld	Broker Non-Votes (1)

David K. Chene	56,653,777	7,574,525	9,617,131
Patrick J. Bartels	56,644,888	7,583,414	9,617,131
Howard M. Lorber	44,754,701	19,492,799	9,597,933
(1)    Under the Company's governing documents, broker non-votes have no effect on the outcome of the matter acted on.
Proposal 2: Approval of ratification of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2024.
        The selection of the independent registered public accounting firm received the following votes:

For	Against	Abstain(1)
72,071,029	873,741	881,464
(1)    Under the Company's governing documents, abstentions have no effect on the outcome of the matter acted on.
Proposal 3: Advisory vote on executive compensation (the “say-on-pay” vote).
        The advisory vote to approve the compensation of the Company’s named executive officers received the following votes:

For	Against	Abstain(1)	Broker Non-Votes (1)
48,942,431	14,937,168	348,694	9,617,140
(1)    Under the Company's governing documents, abstentions and broker non-votes have no effect on the outcome of the matter acted on.

Proposal 4: Advisory vote on a stockholder proposal requesting the Company amend its governing documents to declassify the Board of Directors.
        The advisory vote on a stockholder proposal requesting the Company amend its governing documents to declassify the Board of Directors received the following votes:

For	Against	Abstain(1)	Broker Non-Votes (1)
36,784,597	27,201,820	241,879	9,617,137
(1)    Under the Company's governing documents, abstentions and broker non-votes have no effect on the outcome of the matter acted on.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS ELLIMAN INC.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President and Chief Financial Officer
Date: August 21, 2024